EXECUTION COPY

                           Regency Centers Corporation

                               18,596,832 Shares*
                                  Common Stock
                                ($0.01 par value)

                             Underwriting Agreement


                                                              New York, New York
                                                                   June 18, 2003

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013, and

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
4 World Financial Center
New York, New York 10080,

As Representatives of the several Underwriters,


Ladies and Gentlemen:

     Security Capital Group Incorporated, a corporation organized under the laws of the State of Maryland (the "Selling Stockholder") and, through its subsidiary, Security Capital Shopping Mall Business Trust (the "Trust"), a shareholder of Regency Centers Corporation, a Florida corporation (the "Company"), which is the general partner of Regency Centers, L.P., a Delaware limited partnership (the "Partnership"), proposes to sell through the Trust to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 6,876,832 shares of Common Stock, $0.01 par value ("Common Stock") of the Company (said shares to be sold by the Selling Stockholder being hereinafter called the "Underwritten Securities"). The Trust has entered into a separate forward stock purchase agreement individually with each of Merrill Lynch International ("MLI"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated acting as agent, JPMorgan Chase Bank ("JPMorgan"), with J.P. Morgan Securities Inc. acting as agent, and Wachovia Bank, National Association ("Wachovia", and together with MLI and JPMorgan, the "Forward Counterparties"), with Wachovia Securities, LLC acting as agent, dated the date hereof

-------------------
     * Plus an option to purchase from Security Capital Group Incorporated up to 2,789,524 additional shares to cover over-allotments.

(each, a "Forward Purchase Contract"). In connection therewith, the Forward Counterparties propose to effect sales of a number of shares of Common Stock equal to the initial Base Amount (as defined in the Confirmation) (the "Hedge Securities"). The Trust also has entered into related supplemental securities loan agreements with each Forward Counterparty or an affiliate thereof (each, a "Stock Loan Agreement") and a stock lending agency agreement with UBS Securities LLC (the "Agency Agreement"). In addition, the Selling Stockholder proposes to grant to the Underwriters an option to purchase up to 2,789,524 additional shares of Common Stock to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities and the Hedge Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.


     1. Representations and Warranties.

          (a) The Company represents and warrants to, and agrees with, each Underwriter and each Forward Counterparty as set forth below in this
     Section 1(a).

               (i) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-105408) on Form S-3, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement, (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such


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

          registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus as of the Effective Date. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein (excluding Exchange Act filings incorporated therein by reference).

               (ii) On the Effective Date, the Registration Statement (and any amendment or supplement thereto) did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any amendments or supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement (and any amendment or supplement thereto) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any amendment or supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties in this paragraph (ii) as to the information contained in or omitted from the Registration Statement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Selling Stockholder Information or other information furnished in writing to the Company by or on behalf of any Underwriter or Forward Counterparty through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and no order preventing or suspending the use of the Registration Statement has been issued by the Commission;

               (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the

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

          case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Selling Stockholder Information or other information furnished in writing to the Company by the Forward Counterparty or an Underwriter through the Representatives expressly for use in the Prospectus as amended or supplemented;

               (iv) Neither the Company nor any of its subsidiaries, including the Partnership, has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or partnership interests of the Company or any of its subsidiaries (including the Partnership) (other than issuances of capital stock or partnership interests in connection with employee benefit plans, dividend reinvestment plans, the exercise of options, the exchange of Partnership units and the payment of earn-outs pursuant to contractual commitments) or in the partners' capital of the Partnership or any of its subsidiaries, any change in mortgage loans payable or long-term debt of the Company or any of its subsidiaries (including the Partnership) in excess of $20,000,000 or in the mortgage loans payable or long-term debt of the Partnership or any of its subsidiaries or any material adverse change in excess of $20,000,000, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity, partners' capital or results of operations of the Company and its subsidiaries (including the Partnership), otherwise than as set forth or contemplated in the Prospectus;

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

               (v) The Company and its subsidiaries (including the Partnership) have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries (including the Partnership); and any real property and buildings held under lease by the Company and its subsidiaries (including the Partnership) are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (including the Partnership);

               (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Partnership has been duly organized and is validly existing in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus, as amended or supplemented, and has been duly qualified as a foreign partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated or organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation or organization;

               (vii) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non assessable; the capital stock of the Company conforms in all material respects to the description thereof in the Prospectus, as amended or supplemented; and, except as set forth on Exhibit A, all of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non assessable and (except as set forth on Exhibit A and directors'


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

          qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; all of the issued partnership interests of the Partnership have been duly and validly authorized and issued and are fully paid and non assessable;

               (viii) The Securities have been duly and validly authorized and issued and are fully paid and non-assessable; and the Securities conform to the description thereof contained in the Registration Statement and the Prospectus, as amended or supplemented;

               (ix) This Agreement has been duly authorized, executed and delivered by the Company;

               (x) None of the transactions contemplated by this Agreement (excluding the Forward Purchase Contracts and the Stock Loan Agreements) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

               (xi) Prior to the date hereof, neither the Company nor any of its affiliates (including the Partnership) has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

               (xii) The execution and delivery by the Company of this Agreement, the compliance by the Company with all of the provisions hereof and the consummation of the transactions by the Company herein contemplated, and, to its knowledge, the sale of the Securities and the compliance by the Company with all of the provisions of the Securities and the consummation of the transactions by the parties other than the Company herein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries (including the Partnership) is a party or by which the Company or any of its subsidiaries (including the Partnership) is bound or to which any of the property or assets of the Company or any of its subsidiaries (including the Partnership) is subject, (ii) the provisions of the Articles of Incorporation (other than Sections 5.2(a), (b), (c) and (f) of the Articles of Incorporation to the extent addressed by paragraph (xix) below) or By-laws of the Company, the Certificate of Limited Partnership or partnership agreement of the Partnership or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the


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

          Company or any of its subsidiaries (including the Partnership) or any of their properties other than, in the case of clauses (i) and (iii), such breaches or violation which, if determined adversely to the Company, would not reasonably be expected to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole or on the consummation of the transactions contemplated herein; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been, or will have been prior to the Closing Date (as defined in Section 3 hereof), obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the rules of the National Association of Securities Dealers Inc. or the New York Stock Exchange, Inc. in connection with the purchase and distribution of the Securities by the Underwriters;

               (xiii) Neither the Company nor any of its subsidiaries (including the Partnership) is in violation of its Articles of Incorporation, By-laws, Certificate of Limited Partnership or partnership agreement or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (xiv) The statements set forth in the Registration Statement and the Prospectus under the captions "Description of the Capital Stock", "Federal Income Tax Considerations" and "Plan of Distribution" (other than the Selling Stockholder Information and other information furnished in writing to the Company by or on behalf of any Underwriter or Forward Counterparty) and the statements set forth in the Prospectus Supplement under caption "Underwriting" (other than the Selling Stockholder Information and other information furnished in writing to the Company by or on behalf of any Underwriter or Forward Counterparty) are, insofar as such statements constitute a summary of the terms of the Securities and the laws and documents referred to therein, accurate and complete in all material respects;

               (xv) Other than as set forth in the Prospectus, as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries (including the Partnership) is a party or of which any property of the Company or any of its subsidiaries (including the Partnership) is the subject which, if determined adversely to


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

          the Company or any of its subsidiaries (including the Partnership), would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders' equity, partners' capital or results of operations of the Company and its subsidiaries (including the Partnership); and, to the best of the Company's knowledge and the Partnership's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (xvi) The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code, for each of the fiscal years from its inception through the most recently completed fiscal year and the Company's present and contemplated organization, ownership, method of operation, assets and income, taking into account the consummation of the transactions contemplated herein, are such that the Company is in a position under present law to so qualify for the current fiscal year and in the future;

               (xvii) Neither the Company nor the Partnership has knowledge of
          (a) the presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by it in violation of law or in excess of regulatory action levels or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on or off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or the Partnership; and in connection with the construction on or operation and use of the properties owned by the Company and the Partnership, neither has any knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, agency requirements, ordinances and administrative and judicial orders;

               (xviii) The various actions of the Company's Board of Directors waiving the Ownership Limit (as defined by the Company's Articles of Incorporation) for the Selling Stockholder, the Underwriters and the Forward Counterparties, as set forth in the resolutions adopted June 11, 2003 (together, the "Board Action"), were duly authorized, are legal, valid and binding on the Company and remain in full force and effect as of the date hereof;

               (xix) This Agreement and the Confirmations (i) will not result in a violation by the Underwriters or the Forward Counterparties and their affiliates of the 7 % Ownership Limit for Common Stock that are the


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          subject of this Agreement and the Confirmations (including, for this purpose, Common Stock loaned to the Forward Counterparties in connection with the Confirmations), other than Common Stock, if any, constituting more than 9.8% by value of the Company's outstanding capital stock (after giving effect to any Common Stock repurchased by the Company pursuant to the purchase and sale agreement between the Company and the Selling Stockholder with respect to $150,000,000 of Common Stock) during the applicable term of this Agreement and the Confirmations; provided that no Person (as defined in the Company's Articles of Incorporation) who is an individual as defined in section 542(a)(2) of the Code (as modified by section 856(h) of the Code) becomes the Beneficial Owner (as defined in the Company's Articles of Incorporation) of more than 9.8% by value of the Company's capital stock solely by reason of directly or indirectly acquiring ownership of capital stock of the applicable Underwriter or Forward Counterparty (disregarding any shares of the Company's capital stock other than those owned by the applicable Underwriter or Forward Counterparty and their subsidiaries); and provided, further, that the percentage limits referred to herein shall be adjusted upward appropriately in the event of any repurchases of Common Stock by the Company other than repurchases pursuant to the purchase and sale agreement between the Company and the Selling Stockholder referred to herein; and (ii) will not result in a violation by the Underwriters or the Forward Counterparties and their affiliates of the Related Tenant Limit (as defined by the Company's Articles of Incorporation) for the number of Common Stock that are the subject of this Agreement and the Confirmations (including, for this purpose, Common Stock loaned to the Forward Counterparties in connection with this Agreement and the Confirmations), unless and except to the extent that (1) an Underwriter or a Forward Counterparty and its affiliates directly own or Constructively Own (as defined by the Company's Articles of Incorporation, but without regard to this Agreement and the Confirmations) Common Stock that constitutes more than 9.8% by value of the Company's outstanding capital stock (after giving effect to any Common Stock repurchased by the Company pursuant to the purchase and sale agreement referred to herein) less the number of Common Stock subject to this Agreement and the Confirmations entered into by such Underwriter or Forward Counterparty and its affiliates during the applicable term of this Agreement and the Confirmations or (2) the Common Stock subject to this Agreement and the Confirmations entered into by an Underwriter or a Forward Counterparty and its affiliates during the applicable term of this Agreement and the Confirmations exceeds 9.8% by value of the Company's outstanding capital stock (after giving effect to any Common Stock repurchased by the Company pursuant to the purchase and sale agreement referred to herein).;

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

               (xx) Neither the Company nor the Partnership is, and after giving effect to the offering and sale of the Securities, will be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

               (xxi) KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries and the Partnership and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter and to each Forward Counterparty.

          (b) The Selling Stockholder represents and warrants to, and agrees with, each Underwriter and Forward Counterparty that:

               (i) The Selling Stockholder has a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to the Securities maintained in a securities account on the books of UBS Financial Services Inc. free and clear of all liens, encumbrances, equities and claims, and, upon payment for the Underwritten Securities as provided in this Agreement and the crediting of such shares on the books of DTC to the securities accounts (within the meaning of Section 8-501 of the UCC) of the various Underwriters (assuming that each of the Underwriters lacks notice of any "adverse claim" (within the meaning of Section 8-102 of the UCC) to the Securities), (A) each of the Underwriters will acquire valid "security entitlements" in respect of the Underwritten Securities purchased by such Underwriter (within the meaning of Section 8-102 of the UCC) and (B) no action based on any "adverse claim" (within the meaning of Section 8-102 of the UCC) to the Underwritten Securities, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against any of the Underwriters with respect to such security entitlements;

               (ii) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder; assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes and, upon execution and delivery of the Confirmations, the Confirmations will constitute, valid and legally binding agreements of the Selling Stockholder enforceable against the Selling Stockholder in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general


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          applicability relating to or affecting creditors' rights and to general equity principles;

               (iii) The Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

               (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholder of the transactions contemplated herein have been obtained, except (1) such as may have been obtained under the Act, (2) such as may be required to be obtained by the Company or the Underwriters under the rules of the National Association of Securities Dealers, Inc. or the New York Stock Exchange, and (3) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained; and

               (v) Neither the sale of the Securities being sold by the Selling Stockholder nor the consummation of any other of the transactions herein contemplated by the Selling Stockholder or the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under (i) any law applicable to the Selling Stockholder, (ii) the charter or by-laws of the Selling Stockholder or (iii) the terms of any indenture or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to the Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries, other than, in the case of clauses (i) and (iii), such breaches or violation which, if determined adversely to the Selling Stockholder, would not reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated herein.

               (vi) In respect of any statements in or omissions from the Registration Statement or the Prospectus or any amendments or supplements thereto made in reliance upon and in conformity with the Selling Stockholder Information, the Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph (a)(ii) of this Section (excluding any proviso); and

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               (vii) The execution and delivery of the Forward Purchase
          Contracts do not, and the performance of the Forward Purchase Contracts by the parties thereto in accordance with their respective terms will not, violate Section 7 of the Exchange Act or Regulations T, U or X of the Board of Governors of the Federal Reserve System; and the execution and delivery of the Stock Loan Agreements do not, and the performance of the Stock Loan Agreements by the parties thereto in accordance with their respective terms and the Agency Agreement will not, violate Section 7 of the Exchange Act or Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     Any certificate signed by any officer of the Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to each Underwriter and to each Forward Counterparty.

     2. Purchase and Sale.

          (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price of $31.1355 per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto; and (ii) subject to the terms conditions and in reliance upon the representations and warranties herein set forth, each Forward Counterparty, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from each Forward Counterparty, at a purchase price of $31.1355 per share, that proportion of the number of the Hedge Securities set forth opposite the name of such Forward Counterparty in Schedule II which the number of Underwritten Securities set forth in Schedule I hereto set forth opposite the name of each Underwriter bears to the total number of Underwritten Securities.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 2,789,524 Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Selling Stockholder setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

     3. Delivery and Payment. Delivery of and payment for the Underwritten Securities, the Hedge Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on June 24, 2003, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives, the Forward Counterparties and the Selling Stockholder or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase price thereof to or upon the order of: (a) in the case of the Underwritten Securities, and the Option Securities, the Selling Stockholder; and (b) in the case of the Hedge Securities, the Forward Counterparties, in each case by wire transfer payable in same-day funds to an account specified by the recipient. Delivery of the Underwritten Securities, the Option Securities and the Hedge Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

     The Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from the Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers by them.

     If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Stockholder will deliver the Option Securities (at the expense of the Selling Stockholder) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Stockholder by wire transfer payable in same-day funds to an account specified by the Selling Stockholder. If settlement for the Option Securities occurs after the Closing Date, the Company and the Selling Stockholder will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

     5. Agreements.

          (a) The Company agrees with the several Underwriters and the Selling Stockholder that:

               (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement (excluding filings under the Exchange Act incorporated by reference into the Registration Statement) or amendment or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any amendment or supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any amendment or supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any amendment or supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

               (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives and the Selling Stockholder of such event,
          (2) prepare and file with the Commission, subject to the second sentence of paragraph (i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any amended or supplemented Prospectus to you in such quantities as you may reasonably request.

               (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (iv) The Company will furnish to the Representatives, the Selling Stockholder and counsel for the Underwriters and the Selling Stockholder, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request.

               (v) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

               (vi) The Company will not, and will use its good faith efforts to cause any other holder of Common Stock not to, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any subsidiary of the Company or any person in privity with the Company or any subsidiary of the Company), directly or indirectly, under any registration statement filed with the Commission or prospectus supplement relating to an existing shelf registration filed with the Commission (other than pursuant to registration statements in effect on the date hereof for the benefit of selling shareholders thereunder), any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement; provided, however, that the Company may issue or sell Common Stock (i) pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, (ii) upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, (iii) upon the redemption of limited partnership units of any subsidiary of the Company outstanding at the Execution Time, (iv) in connection with the transactions contemplated in this Underwriting Agreement, including the forward stock purchase and stock loan agreements with the Forward Counterparties, and (v) pursuant to an offering by Citigroup Global Markets Holdings Inc. of debt securities exchangeable into Common Stock and related forward purchase contracts and stock loan agreements.

               (vii) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and to use its reasonable best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

               (viii) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (b) The Selling Stockholder agrees with the several Underwriters and the Company that:

               (i) The Selling Stockholder will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), directly or indirectly, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock by the Selling Stockholder or any subsidiary of the Selling Stockholder or any person in privity of contract pursuant to a contract relating to the disposition of such shares or securities or transactions which are designed to, or might reasonably be expected to, result in the disposition of such shares or securities with the Selling Stockholder or any subsidiary of the Selling Stockholder, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act; or publicly announce an intention to effect any such transaction (other than the forward sales agreements with the Forward Counterparties and related stock loan agreements contemplated in this Agreement or the offering by Citigroup Global Markets Holdings Inc. of debt securities exchangeable into Common Stock and related forward purchase contracts and stock loan agreements), for a period of 90 days after the date of the Underwriting Agreement.

               (ii) The Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (iii) The Selling Stockholder will advise the Representatives promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of (i) any change in information in the Registration Statement or the Prospectus relating to the Selling Stockholder or (ii) any new material information relating to the Company or relating to any matter stated in the Prospectus which comes to the attention of the Selling Stockholder.

     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities, the Option Securities and the Hedge Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any amendment or supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such amendment or supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have requested and caused Foley & Lardner, counsel for the Company, to have furnished to the Representatives and the Forward Counterparties their opinion, dated the Closing Date and addressed to the Representatives and the Forward Counterparties, to the effect that:

               (i) each of the Company and its subsidiaries, including the Partnership, has been duly incorporated and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, as amended or supplemented, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification and is subject to no material liability or disability by reason of the failure to be so qualified in any jurisdiction;

               (ii) all the outstanding shares of capital stock or partnership interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth on Exhibit A or in the Prospectus, as amended or supplemented, all outstanding shares of capital stock or partnership interests of such subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

               (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock, including the Securities, have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities are duly listed, and admitted and authorized for trading on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; other than the Selling Stockholder, the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities arising by operation of law or the Company's articles of incorporation or By-laws, or, to the knowledge of such counsel, under any agreement by which the Company is bound; and, except as set forth in the Prospectus, as amended or supplemented, to the knowledge of such counsel, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

               (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document relating to the Company or its subsidiaries of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus under the headings "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities, and under the headings "Federal Income Tax Considerations" and "Plan of Distribution" (other than the Selling Stockholder Information) insofar as such statements summarize legal matters, agreements to which the Company is a party, documents or proceedings discussed therein, are accurate and fair summaries of such terms, legal matters, agreements, documents or proceedings;

               (v) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any amendments or supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), each as amended or supplemented, comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and although counsel assumes no responsibility for the accuracy, completeness or fairness of statements made therein except to the extent set forth in paragraph
          (iv) above, such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion);

               (vi) this Agreement has been duly authorized, executed and delivered by the Company;

               (vii) the Company is not and, after giving effect to the offering and sale of the Securities as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

               (viii) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be obtained by the Company in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained;

               (ix) the execution and delivery by the Company of this Agreement, its compliance with all of the provisions hereof and the consummation by the Company of any of the transactions herein contemplated, and, to the knowledge of such counsel, the sale of the

          Securities being sold by the Selling Stockholder and the consummation by the parties other than the Company of any of the transactions herein contemplated, will not conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to,
          (i) the charter (other than Sections 5.2(a), (b), (c) and (f) of the Articles of Incorporation to the extent addressed by paragraph (xiii) below) or by-laws of the Company or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel and to which the Company or any of its subsidiaries (including the Partnership) is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree known to such counsel to be applicable to the Company or its subsidiaries (including the Partnership) of any court, regulatory body, administrative agency, governmental body or arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties other than, in the case of clauses (ii) and (iii), such breaches or violation which, if determined adversely to the Company, would not reasonably be expected to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole or on the consummation of the transactions contemplated herein;

               (x) to such counsel's knowledge no holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

               (xi) The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code for each taxable year since its inception through the most recently completed fiscal year, and based on assumptions set forth in the Prospectus and certain representations of the Company, including but not limited to those set forth in an Officer's Certificate, the Company's present and contemplated organization, ownership, method of operation, assets and income are such that the Company is in a position under present law to so qualify for the current fiscal year and in the future.

               (xii) The various actions of the Company's Board of Directors waiving the Ownership Limit (as defined by the Company's Articles of Incorporation) for the Selling Stockholder, the Underwriters and the Forward Counterparties, as set forth in the resolutions adopted June 11, 2003 (together, the "Board Action"), were duly authorized, are legal, valid and binding on the Company and remain in full force and effect as of the date hereof.

               (xiii) This Agreement and the Confirmations (i) will not result in a violation by the Underwriters or the Forward Counterparties and their affiliates of the 7% Ownership Limit for Common Stock that are the subject of this Agreement and the Confirmations (including, for this purpose, Common Stock loaned to the Forward Counterparties in connection with this Agreement and the Confirmations), other than Common Stock, if any, constituting more than 9.8% by value of the Company's outstanding capital stock (after giving effect to any Common Stock repurchased by the Company pursuant to the purchase and sale agreement between the Company and the Selling Stockholder with respect to $150,000,000 of Common Stock) during the applicable term of this Agreement and the Confirmations; provided that no Person (as defined in the Company's Articles of Incorporation) who is an individual as defined in section 542(a)(2) of the Code (as modified by section 856(h) of the Code) becomes the Beneficial Owner (as defined in the Company's Articles of Incorporation) of more than 9.8% by value of the Company's capital stock solely by reason of directly or indirectly acquiring ownership of capital stock of the applicable Underwriter or Forward Counterparty (disregarding any shares of the Company's capital stock other than those owned by the applicable Underwriter or Forward Counterparty and their subsidiaries); and provided, further, that the percentage limits referred to herein shall be adjusted upward appropriately in the event of any repurchases of Common Stock by the Company other than repurchases pursuant to the purchase and sale agreement between the Company and the Selling Stockholder referred to herein; and (ii) will not result in a violation by the Underwriters or the Forward Counterparties and their affiliates of the Related Tenant Limit (as defined by the Company's Articles of Incorporation) for the number of Common Stock that are the subject of this Agreement and the Confirmations (including, for this purpose, Common Stock loaned to the Forward Counterparties in connection with this Agreement and the Confirmations), unless and except to the extent that (1) an Underwriter or a Forward Counterparty and its affiliates directly own or Constructively Own (as defined by the Company's Articles of Incorporation, but without regard to this Agreement and the Confirmations) Common Stock that constitute more than 9.8% by value of the Company's outstanding capital stock (after giving effect to any Common Stock repurchased by the Company pursuant to the purchase and sale agreement referred to herein) less the number of Common Stock subject to this Agreement and the Confirmations entered into by such Underwriter or Forward Counterparty and its affiliates during the applicable term of this Agreement and the Confirmations or (2) the

          Common Stock subject to this Agreement and the Confirmations entered into by an Underwriter or a Forward Counterparty and their affiliates during the applicable term of this Agreement and the Confirmations exceeds 9.8% by value of the Company's outstanding capital stock (after giving effect to any Common Stock repurchased by the Company pursuant to the purchase and sale agreement referred to herein);

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Florida or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) shall also include any amendments or supplements thereto at the Closing Date.

          (c) The Selling Stockholder shall have requested and caused Hogan & Hartson L.L.P., counsel for the Selling Stockholder, to have furnished to the Representatives and the Forward Counterparties their opinion, dated the Closing Date and addressed to the Representatives and the Forward Counterparties, to the effect that:

               (i) upon payment for the Undewritten Securities as provided in this Agreement and the crediting of such shares on the books of DTC to the securities accounts (within the meaning of Section 8-501 of the UCC) of the various Underwriters (assuming that each of the Underwriters lacks notice of any "adverse claims" (within the meaning of Section 8-102 of the UCC) to the Underwritten Securities, (A) the Underwriters will acquire valid security entitlements in respect of the Underwritten Securities (within the meaning of Section 8-102 of the UCC) and (B) no action based on any "adverse claims" (within the meaning of Section 8-102 of the UCC) to the Underwritten Securities, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against any of the Underwriters with respect to such security entitlements; and

               (ii) the statements in the (A) second full paragraph under the caption "Prospectus Supplement Summary-The Offering-Concurrent Offering" and "The Offering-Concurrent Offering", (B) ninth full paragraph under the caption "Selling Shareholder" in the Prospectus Supplement and (C) fifth (excluding the last two sentences thereof) and seventh full paragraphs under the caption "Underwriting", to the extent that such statements summarize the provisions of the agreements or documents identified therein, have been reviewed by us, and are correct in all material respects; and

               (iii) the Forward Purchase Contracts and the Stock Loan Agreements do not, and the performance of the obligations thereunder, all in accordance with the terms of the Forward Purchase Contracts, the Stock Loan Agreements and the Agency Agreement, will not violate
          Section 7 of the Exchange Act or Regulations T, U and X of the Board of Governors of the Federal Reserve System.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Stockholder and public officials.

          (d) The Selling Stockholder shall have requested and caused Jeffrey Klopf, General Counsel of the Selling Stockholder, to have furnished to the Representatives and the Forward Counterparties his opinion, dated the Closing Date and addressed to the Representatives and the Forward Counterparties, to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder and the Selling Stockholder has full legal right and authority to sell, transfer and deliver the Securities in the manner provided in this Agreement; and

               (ii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

               (iii) neither the sale of the Securities being sold by the Selling Stockholder nor the consummation of any other of the transactions herein contemplated by the Selling Stockholder or the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law (excluding Section 7 of the Exchange Act and Regulations T, U and X of the Board of Governors of the Federal Reserve System) or the charter or By-laws of the Selling Stockholder or the terms of any indenture or other agreement or instrument known to such counsel and to which the Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Selling Stockholder and public officials.

          (e) The Representatives and the Forward Counterparties shall have received from Sullivan & Cromwell LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any amendment or supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Representatives and the Forward Counterparties a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company or two other authorized signatories, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any amendments or supplements to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any amendment or supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any amendment or supplement thereto).

          (g) The Selling Stockholder shall have furnished to the Representatives a certificate, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Selling Stockholder or two other authorized signatories, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any amendment or supplement to the Prospectus and this Agreement and that the representations and warranties of the Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

          (h) The Company shall have requested and caused KPMG LLP to have furnished to the Representatives and the Selling Stockholder, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended March 31, 2003, and as at March 31, 2003 in accordance with Statement on Auditing Standards No. 100, and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules and, if applicable, pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the three-month period ended March 31, 2003, and as at March 31, 2003, incorporated by reference in the Registration Statement and the Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the executive, audit and investment committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2003, nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements included or
               incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus;

                    (2) with respect to the period subsequent to March 31, 2003, there were any changes, at a specified date not more than five days prior to the date of the letter, in the consolidated capital stock (other than issuances of capital stock in connection with dividend reinvestment plans, upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated mortgage loans payable or long-term debt of the Company and its subsidiaries or the Partnership and its subsidiaries, or any decreases in total assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the amounts shown on the March 31, 2003 consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from April 1, 2003 to such specified date there were any decreases, as compared with the comparable period of the preceding year consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                    (3) the information included or incorporated by reference in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information set forth under the captions "Selected Consolidated Financial Data" in the Prospectus and the information included or incorporated by reference in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q, incorporated by reference in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

          References to the Prospectus in this paragraph (g) include any amendment or supplement thereto at the date of the letter.

          (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this
     Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the

     Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any amendment or supplement thereto).

          (j) Prior to the Closing Date, the Company and the Selling Stockholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (k) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating.

          (l) At the Execution Time, the Company shall have used good faith effort to furnish to the Representatives a letter substantially in the form of Exhibit B hereto from each executive officer and director of the Company addressed to the Representatives.

          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Stockholder in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 shall be delivered at the office of Sullivan & Cromwell LLP, counsel for the Underwriters, at 125 Broad Street, New York, New York 10004, on the Closing Date.

     7. Expenses. The Company and the Selling Stockholder covenant and agree with each of the several Underwriters and each of the several Forward Counterparties that, whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, (i) the Selling Stockholder will pay or cause to be paid all registration, filing and stock exchange or National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, any fees and disbursements of any counsel retained by the Selling Stockholder, all underwriting discounts and commissions and transfer taxes, if any, and any premiums and other costs of policies of insurance obtained by the Selling Stockholder against liabilities arising out of the public offering of the Securities and (ii) the Company will pay or cause to be paid the fees and disbursements of counsel and independent public accountants for the Company incurred in connection with the registration of the Securities under the Act, including the expenses of any special audits or "cold comfort" letters required by or incident to such registration, and any premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the sale of the Securities; provided that the Selling Stockholder shall reimburse the Company for the first $25,000 of fees and disbursements of counsel and independent public accountants for the Company included in connection with the registration of the Securities; provided, however, that the Underwriters agree to pay the Selling Stockholder up to an amount as agreed by the Underwriters and the Selling Stockholder in reimbursement of such expenses. It is understood, however, that, except as provided in this Section and Section 8 hereof, the Underwriters and the Forward Counterparties will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     8. Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless the Selling Stockholder, each Underwriter and each Forward Counterparty, the directors, officers, employees and agents of the Selling Stockholder, each Underwriter and each Forward Counterparty and each person who controls the Selling Stockholder or any Underwriter or Forward Counterparty within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder or on behalf of any Underwriter or Forward Counterparty through the Representatives specifically for inclusion therein; provided, further, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the

     Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) The Selling Stockholder agrees to indemnify and hold harmless the Company, each Underwriter and Forward Counterparty, the directors, officers, employees and agents of the Company, each Underwriter and Forward Counterparty, and each person who controls the Company or any Underwriter or Forward Counterparty within the meaning of either the Act or the Exchange Act to the same extent (excluding any provisos) as the foregoing indemnity from the Company in Section 8(a), but only with reference to written information furnished to the Company by or on behalf of the Selling Stockholder specifically for the inclusion in the documents referred to in the foregoing indemnity (the "Selling Stockholder Information"). The Company, the Forward Counterparties and the Underwriters acknowledge that the statements identified in writing to the Company constitute the only information furnished in writing by or on behalf of the Selling Stockholder for inclusion in any Preliminary Prospectus or the Prospectus.

          (c) Each Forward Counterparty severally and not jointly agrees to indemnify and hold harmless the Company, the Selling Stockholder, the Underwriters, the directors, officers employees and agents of the Company, the Selling Stockholder and each Underwriter, and each person who controls the Company, the Selling Stockholder or any Underwriter within the meaning of either the Act or the Exchange Act, to the same extent (excluding any provisos) as the foregoing indemnity from the Company in Section 8(a), but only with reference to written information relating to such Forward Counterparty furnished to the Company by or on behalf of such Forward Counterparty through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Forward Counterparty may otherwise have. The Company, the Selling Stockholder and the Underwriters acknowledge that the statements identified in writing to the Company constitute the only information furnished in writing by or on behalf of the several Forward Counterparties for inclusion in any Preliminary Prospectus or the Prospectus.

          (d) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, the Selling Stockholder, the Forward Counterparties, the directors, officers employees and agents of the Company, the Selling Stockholder and each Forward Counterparty, and each person who controls the Company, the Selling Stockholder or any Forward Counterparty within the meaning of either the Act or the Exchange Act, to the same extent (excluding any provisos) as the foregoing indemnity from the Company in Section 8(a), but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company, the Selling Stockholder and the Forward Counterparties acknowledge that the statements identified in writing to the Company constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

          (e) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a), (b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c) or
     (d) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of one such separate counsel (regardless of the number of indemnified parties) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
     (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (f) In the event that the indemnity provided in paragraph (a), (b),
     (c), (d) or (e) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholder, the Underwriters and the Forward Counterparties severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Stockholder, and one or more of the Underwriters and Forward Counterparties may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholder, the Underwriters and the Forward Counterparties, respectively, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder (with, for purposes of this sentence only, each Forward Counterparty being considered a single entity with its affiliated Underwriter with aggregate responsibility not in excess of the underwriting discount or commission applicable to the Securities purchased by such affiliated Underwriter hereunder). If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Stockholder, the Underwriters and the Forward Counterparties severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Stockholder, the Underwriters and the Forward Counterparties, respectively, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Selling Stockholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder plus the total Settlement Amount received or reasonably expected to be received by the Selling Stockholder as of the Maturity Date (as such Terms are defined in the Confirmation), and benefits received by the Underwriters and Forward Counterparties shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, the Selling Stockholder, the Underwriters or the Forward Counterparties, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholder, the Forward Counterparties and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter, a Forward Counterparty or the Selling Stockholder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter, a Forward Counterparty or the Selling Stockholder shall have the same rights to contribution as such Underwriter, Forward Counterparty or Selling Stockholder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

          (g) The liability of the Selling Stockholder under the Selling Stockholder's representations and warranties contained in Section 1(b) hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder plus the total Settlement Amount received or reasonably expected to be received by the Selling Stockholder as of the Maturity Date (as such Terms are defined in the Confirmation). The Company and the Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

     9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company or the Selling Stockholder. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Selling Stockholder prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any amendment or supplement thereto) or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States.

     11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, the Selling Stockholder and of the Underwriters and the Forward Counterparties set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Forward Counterparty, the Selling Stockholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

     12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel (fax no.: (212) 816-7912) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080, Attention: Scott Eisen (fax no.: (212) 449-9143); or if sent to the Company, will be mailed, delivered or telefaxed to the number and address of the Company set forth in the Registration Statement; or if sent to JPMorgan, will be mailed, delivered or telefaxed to 277 Park Avenue, 9th Floor, New York, New York 10172, at the attention of Henry J. Wilson (fax no.: (212) 622-7358); or if sent to MLI, will be mailed, delivered or telefaxed to Merrill Lynch International, Merrill Lynch Financial Centre, 2 King Edward Street, London EC1A 1HQ, Attention: Manager Fixed Income Settlements (fax no.: 207 995 2004; telephone no: 207 995 3769) with a copy to Merrill Lynch & Co. Inc., 4 World Financial Center, 5th Floor, New York, New York 10080, Attention: Equity Derivatives (fax no.: (212) 449-6576; telephone no.: (212) 449-8637); or if sent to Wachovia, will be mailed, delivered or telefaxed to 12 East 49th Street, 45th Floor, New York, New York 10017, Attention: Equity Link Products Documentation (fax no.: (212) 891-5042); or if sent to the Selling Stockholder, will be mailed, delivered or telefaxed to c/o GE Capital

Real Estate, 292 Long Ridge Road, Stamford, Connecticut 06927, Attention: Legal Operation/Security Capital (fax no.: (203) 357-6768) and confirmed to it at Hogan & Hartson L.L.P., 555 13th Street NW, Washington, DC 20004-1109,
Attention: J. Warren Gorrell, Jr. (fax no.: (202) 637-5910).

     13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

     14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "7% Ownership Limit" means the Ownership Limit, as such term is defined in the Company's Articles of Incorporation.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Commission" shall mean the Securities and Exchange Commission.

          "DTC" shall mean the Depository Trust Company.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Investment Company Act" shall mean the United States Investment Company Act of 1940, as amended.

          "Preliminary Prospectus" shall mean any preliminary prospectus referred to in Section 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information, in each case including the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such preliminary prospectus

          "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date, in each case including the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such prospectus.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

        "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

          "UCC" shall mean the Uniform Commercial Code as currently in effect in the State of New York.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholder, the Forward Counterparties and the several Underwriters.

                                    Very truly yours,

                                    Regency Centers Corporation


                                    By: /s/ Martin E. Stein, Jr.
                                       -----------------------------------------
                                        Name: Martin E. Stein, Jr.
                                        Title: Chairman

                                    Security Capital Group Incorporated


                                    By: /s/ Philip A. Mintz
                                       -----------------------------------------
                                        Name: Philip A. Mintz
                                        Title: Vice President

                                    Merrill Lynch International,
                                    by its agent, Merrill Lynch, Pierce, Fenner
                                        & Smith Incorporated


                                    By: /s/ Douglas R. Robinson
                                       -----------------------------------------
                                        Name: Douglas R. Robinson
                                        Title: Managing Director

                                    JPMorgan Chase Bank,
                                    by its agent, J.P. Morgan Securities Inc.


                                    By: /s/ Stephen E. Gray
                                       -----------------------------------------
                                        Name: Stephen E. Gray
                                        Title: Managing Director

                                    Wachovia Bank, National Association


                                    By: /s/ Mary Louise Guttmann
                                       -----------------------------------------
                                        Name: Mary Louise Guttman
                                        Title: Senior Vice President

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Citigroup Global Markets Inc.


By: /s/ Jeff Horowitz
   -----------------------------------------
    Name: Jeff Horowitz
    Title: Managing Director

Merrill Lynch, Pierce, Fenner & Smith Incorporated


By: /s/ Mark E. Hagan
   -----------------------------------------
    Name: Mark E. Hagan
    Title: Vice President

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I

                                               Number of
                                               Underwritten     Number of Hedge
                                               Securities to    Securities to
Underwriters                                   be Purchased     be Purchased
------------                                   -------------    ---------------

Citigroup Global Markets Inc..............       5,236,449
Merrill Lynch, Pierce, Fenner &
 Smith Incorporated.......................       5,236,449        3,906,667
UBS Securities LLC........................       3,490,966
J.P. Morgan Securities Inc................       1,745,484        3,906,667
Wachovia Securities, LLC..................       1,745,484        3,906,666

Lazard Capital Markets....................         285,500
Legg Mason Wood Walker, Incorporated......         285,500
U.S. Bancorp Piper Jaffray Inc............         285,500
Raymond James & Associates, Inc...........         285,500
         Total............................      18,596,832       11,720,000

                                   SCHEDULE II


                                                                 Number of
                                                              Hedge Securities
Forward Counterparty                                             to be Sold
--------------------                                          ----------------

Merrill Lynch International.............................          3,906,667
Wachovia Bank, National Association.....................          3,906,666
JPMorgan Chase Bank.....................................          3,906,667

                                                                       EXHIBIT B


                 [Letterhead of executive officer or director of
                                  Corporation]


                           Regency Centers Corporation
                         Public Offering of Common Stock


                                                                   June __, 2003

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
4 World Financial Center
New York, New York 10080

As Representatives of the several Underwriters,

Ladies and Gentlemen:

     This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among Security Capital Group Incorporated, a Maryland corporation (the "Selling Stockholder"), Regency Centers Corporation, a Florida corporation (the "Company"), JPMorgan Chase Bank, Merrill Lynch International, Wachovia Bank, National Association and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.01 par value (the "Common Stock"), of the Company, and the proposed Underwriting Agreement (the "SynDECS Underwriting Agreement"), among Citigroup Global Markets Holdings Inc., a New York corporation ("Holdings"), the Company, the Selling Stockholder, and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of SynDECS (Debt Exchangeable for Common Stock) consisting of the Holdings' Variable Rate Exchange Notes Due June , 2006.

     In order to induce you (the "Representatives") and the other Underwriters to enter into the Underwriting Agreement and SynDECS Underwriting Agreement, as applicable, the undersigned will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of Common Stock or any securities convertible into Common Stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the later of the dates of the Underwriting Agreement and SynDECS Underwriting Agreement, other than shares of Common Stock disposed of (i) in connection with the transactions contemplated in the Underwriting Agreement and the SynDECS Underwriting Agreement (including the related forward purchase contracts and stock loan agreements) or (ii) as bona fide gifts, so long as the donee of such gift agrees in writing to be bound by the restrictions set forth herein and notice of such gift is given to the Representatives.

     If for any reason both the Underwriting Agreement and SynDECS Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                    Yours very truly,

                                    [Signature of executive officer or director]

                                    [Name and address of executive officer
                                    or director]




                                       2